TABLE OF CONTENTS



                                                           Page
Accountants' Review Report                                 F-1

Statements of Financial Position of Freshstart
 Venture Capital Corp. as of November 30, 1995 and
 1994 and May 31, 1995 and 1994                            F-3

Statements of Operations for the Six Months Ended
 November 30, 1995 and 1994 and the Years Ended
 May 31, 1995 and 1994                                     F-5

Statements of Stockholders' Equity for the
 Six Months Ended November 30, 1995 and 1994 and the
 Years Ended May 31, 1995 and 1994                         F-6

Statements of Cash Flows for the Six Months Ended
 November 30, 1995 and 1994 and the Years Ended
 May 31, 1995 and 1994                                     F-7

Notes to the Financial Statements                           F-8

Supplemental Schedules                                      F-15

Selected Per Share Data and Ratios                          F-16


Board of Directors
Freshstart Venture Capital Corp.

                        Accountants' Review Report

      We have reviewed the accompanying Statements of Financial Position of Freshstart Venture Capital Corp. as of November 30, 1995 and 1994, including the schedule of loans receivable as of November 30, 1995, and the related statements of operations, stockholders' equity and cash flows for the six months periods then ended. These financial statements are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial statements consists principally of obtaining an understanding of the system for the preparation of interim financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     As discussed more fully in Note 1 to the financial statements, securities amounting to $8,553,304 and $8,153,884 as of November 30, 1995 and 1994 respepctively (266% and 255% of net assets, respectively) have been valued at fair value as determined by the Board of Directors.

     We have reviewed the procedures used by the Board of Directors in arriving at its estimate of fair value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate.

     However, because of the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles. The information included in the accompanying supplementary schedules is presented only for supplementary analytical purposes. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements and we are not aware of any material modifications that should be made thereto.

     The financial statements presented for the years ended May 31, 1995 and 1994 were audited by us and we expressed unqualified opinions on them in our audit report dated August 25, 1995, which is included herein, but we have not performed any auditing procedures since that date.


                                        Michael C. Finkelstein
                                        Certified Public Accountant

New York, New York
December 29, 1995

                                     FRESHSTART VENTURE CAPITAL CORP.
                                     NOTES TO THE FINANCIAL STATEMENTS
                                        NOVEMBER 30, 1995 AND 1994



NOTE 1   ORGANIZATION

         Freshstart Venture Capital Corp., a New York corporation
         (the "Company"), was formed on March 4,1982 for the purpose of operating as a specialized small business investment company ("SSBIC"),licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the U.S.
         Small Business Administration ("SBA"). The Company has also registered as an investment company under the Investment Company Act of 1940. The Company's business is to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged and to entities which are at least fifty (50%) percent owned by such individuals.

NOTE 2   SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual basis of accounting in conformity with generally accepted accounting principles for investment companies.

         Valuation of Loans and Investments
         The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than values that would exist in a ready market for such loans, which market has not in the past and does not now exist. The provision for loan losses represents a good faith determination by the Board of Directors maintained at a level that, in its judgment, is adequate to absorb losses. The balance in the reserve account is adjusted periodically by the Board of Directors on the basis of the fair value of the collateral held and past loss experience. Approximately seventy four (74%) percent of the Company's loan portfolio consists of loans made for the financing of taxi cab medallions and related assets. The remaining portion of the loans are made to various small commercial enterprises. Substantially all loans are collateralized by either NYC taxi medallions or real estate and the personal guarantees of the individual owners.

         Depreciation and Amortization
         Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight line method at rates adequate to allocate the costs of applicable assets over their expected useful lives.

         Recognition of Interest Income
         It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. Interest on doubtful accounts and accounts which are 180 days past due is not recorded until actually received.

         Income Taxes
         The Company has elected to be taxed as a regulated investment company under the Internal Revenue Code. A regulated investment company can generally avoid taxation at the corporate level to the extent that ninety (90%) percent of its income is distributed to its stockholders. Therefore, no provision for federal income taxes has been made. The financial statements include provisions for New York State and local minimum taxes.

                                     FRESHSTART VENTURE CAPITAL CORP.
                                     NOTES TO THE FINANCIAL STATEMENTS
                                        NOVEMBER 30, 1995 AND 1994





NOTE 2   SIGNIFICANT ACCOUNTING POLICIES
(Continued)


         Earnings Per Share
         Earnings per share are based on a weighted average number of shares outstanding during the period, less accrued dividends on cumulative preferred stock.

         Assets Acquired in Liquidation of Portfolio Securities
         Assets acquired in liquidation of portfolio securities are carried at estimated net realizable value. Expenses incurred at the time of foreclosure are charged against the assets and adjusted to the estimated net realizable value. Subsequent reductions in estimated net realizable value are recorded as losses.

         Recently Issued Accounting Standards
         Statement of Financial Accounting Standards No. 114,
         "Accounting by Creditors for Impairment of a Loan" ("SFAS 114") was issued in May 1993 and is effective for fiscal years beginning after December 15, 1994. SFAS 114 generally requires all creditors to account for impaired loans, except those loans that are accounted for at fair value or at the lower of cost or fair value, at the present value of expected future cash flows discounted at the loans's effective interest rate. As is expedient, creditors may account for impaired loans at the fair value of the collateral or at the observable market price of the loan if one exists. Due to the nature of the Company's loan portfolio, SFAS 114 is not expected to have a material effect on the Company's financial condition or results of operations.

         Other
         Certain information from the prior years has been reclassified to conform its presentation to the current financial statements.

NOTE 3   LOANS RECEIVABLE

         The Company's loan portfolio includes participations
         with other lenders as presented in the following schedule.
         The following is a breakdown of the outstanding loans receivable:
                                                  May 31,
November 30,
                                            1994          1995            1994
         1995
         Outstanding Loans              $8,282,961    $8,649,412
$8,658,279     $10,403,402
         Loan Participations              (375,804)     (336,370)
323,837       1,669,540
                                         _________     _________
_________      __________
         Net Loans Outstanding          $7,907,157    $8,313,042
$8,334,442     $ 8,733,862
                                         =========     =========
=========      =========


                                     FRESHSTART VENTURE CAPITAL CORP.
                                     NOTES TO THE FINANCIAL STATEMENTS
                                        NOVEMBER 30, 1995 AND 1994






NOTE 3   LOANS RECEIVABLE
(continued)


         Loans on non-accrual status as of May 31, 1995, 1994 and November 30, 1995 and 1994 were approximately $1,021,419 and $918,706, respectively. Additionally, the total amount of interest income not accrued was $398,343 and $417,018 during the years ended May 31, 1995 and 1994, and $478,847 and $346,982 during the six month periods ended November 30, 1995 and 1994, respectively.



NOTE 4   ASSETS ACQUIRED IN LIQUIDATION OF PORTFOLIO SECURITIES

         The Company foreclosed on two loans during the fiscal years ended May 31, 1994 and 1993. Both loans are collateralized by real estate. The Company's cost of the loans plus costs to obtain title to such properties is included in the carrying value of the assets acquired in liquidation.
         The Board of Directors has determined that the fair market value of the assets acquired in liquidation is equal to the cost, and therefore a provision for loss is not required.

NOTE 5   LOANS PAYABLE - LINE OF CREDIT

         Effective October 23, 1992, the Company established a $1,500,000 line of credit with Extebank. On January 15, 1995, the Company entered into a new agreement with Extebank providing for a $1,100,000 discretionary line of credit without any officer guarantees, expiring December 15, 1995. Upon maturity, the Company anticipates extending the line of credit for another year with the bank. All advances bear interest at .5% above the prime rate. Pursuant to the terms of the line of credit, the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable as collateral for the above line of credit and is required to maintain a minimum of $100,000 non-interest bearing collected balance with Extebank during the term of the line of credit.
         The balance outstanding as of November 30, 1995, 1994 and May 31, 1995 was $5,000.

                                     FRESHSTART VENTURE CAPITAL CORP.
                                     NOTES TO THE FINANCIAL STATEMENTS
                                        NOVEMBER 30, 1995 AND 1994



NOTE 6   LONG TERM DEBT

         The long term debt to the SBA consisted of the following subordinated debentures for all periods
         presented with interest payable semi-annually:
                                               Interest Rate
                                                  Period
                          Maturity Date         First    Second       Face
Amount

                          June 1, 2005          6.690%    6.690%      $  520,000
                          Dec.  5, 1995         7.000%   10.000%         500,000
                          May 14, 1996          4.375%    7.375%         120,000
                          May 14, 1996          4.375%    7.375%         120,000
                          Feb. 6, 1997          4.125%    7.125%          75,000
                          Feb. 6, 1997          4.125%    7.125%          75,000
                          March 17, 1998        5.625%    8.625%          75,000
                          March 17, 1998        5.625%    8.625%          75,000
                          Sept.  22, 1999       5.000%    8.000%         750,000
                          June 9, 1999          6.000%    9.000%         750,000
                          Dec.  16, 2002        4.510%    7.510%       1,300,000
                                                                       _________

                                                                      $4,360,000
                                                                       =========


         Effective June 28, 1995, the Company paid off $500,000 subordinated debenture due June 20, 1995 through the sale of $520,000 unsubsidized subordinated debenture, due June 1, 2005 with interest at 6.69 percent.

         Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings without the prior written approval of the SBA.

NOTE 7   PREFERRED STOCK

         As of May 31, 1992, the Company was authorized to issue
         4,000,000 shares of $1 par value, 3% cumulative preferred stock. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other distributions are made to investors. Effective November 21, 1989, Congress passed legislation which required all preferred stock sold subsequent to the effective date to pay a four percent cumulative dividend and to provide for a mandatory fifteen year redemption. Subsequently, the Company amended its certificate of incorporation creating a Class A Preferred Stock, $1 par value, which consisted of the 1,520,000 outstanding shares of preferred stock and to change the existing 2,480,000 authorized but unissued shares of preferred stock into a new Class B Preferred Stock, $1 par value, which will carry a four percent cumulative dividend rate and a mandatory fifteen year redemption.

                                     FRESHSTART VENTURE CAPITAL CORP.
                                     NOTES TO THE FINANCIAL STATEMENTS
                                        NOVEMBER 30, 1995 AND 1994


NOTE 7   PREFERRED STOCK
(continued)

         All preferred shares are restricted solely for issuance to the SBA. Effective November 1994, the Company amended its certificate of incorporation authorizing an additional
         1,000,000 shares of four percent preferred stock and reclassifying all 1,520,000 authorized and unissued shares of 3% preferred stock as 4% preferred stock. The effect of this amendment authorized 5,000,000 shares of 4% cumulative preferred stock. Effective October 13, 1994 and July 11, 1992, the Company sold 760,000 and 650,000 shares, respectively, of its $1 par value, 4% cumulative, 15 year redeemable preferred stock to the SBA for $760,000 and $650,000, respectively.


NOTE 8   RESTRICTED CAPITAL - UNREALIZED GAIN ON REDEMPTION

         Repurchase of 3% Preferred Stock
         The Company and the SBA entered into a repurchase agreement dated May 10, 1993. Pursuant to the agreement, the Company repurchased all 1,520,000 shares of its $1 par value, 3% cumulative preferred stock from the SBA for a purchase price of $.36225679 per share, or an aggregate of $550,630. The repurchase price was at a substantial discount to the original sale price of the 3% preferred stock which was sold to the SBA at par value or $1.00 per share.

         As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly created restricted capital surplus account. The surplus account is equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $969,370, the amount of the repurchase discount on the date of repurchase, less $14,373 of expenses incurred in connection with the repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived.
         The liquidating interest will expire on the later of (i) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9   DIVIDENDS

         Dividends paid to the SBA for each of the fiscal years ended
         May 31, 1995 and 1994 was $45,092 and $26,000, respectively.
         Total dividends paid to common stockholders for the fiscal years ended May 31, 1995 and 1994 were $296,108 and $263,206, respectively. The Company is contingently liable to the SBA for $14,100 in preferred dividends due for the three months ended November 30, 1995. Effective December 31, 1995, and for the seven month period then ended, the Board of Directors declared a three percent dividend to holders of common stock totaling $98,702. This dividend was paid January 1996.

                                     FRESHSTART VENTURE CAPITAL CORP.
                                     NOTES TO THE FINANCIAL STATEMENTS
                                        NOVEMBER 30, 1995 AND 1994




NOTE 10  MONEY PURCHASE PLAN

         Effective for the fiscal year ending May 31, 1989 the Company initiated a defined contribution pension plan. The eligibility requirements for participation in the plan are a minimum age of 21 years old and 24 months of continuous employment with the Company. All employees and officers were covered under the plan for the fiscal year ended May 31, 1995. Contributions are currently limited to ten percent of each participant's compensation.
         Total contributions made for the fiscal years ended May 31, 1995, 1994 and 1993 were $17,942, $18,073, $18,311, respectively.
         Total contributions provided for the six months ended
         November 30, 1995 and 1994 were $8,921 and $8,591, respectively. All contributions to the plan have been funded on a current basis.

NOTE 11  MANAGEMENT FEES

         The SBA approved the Company's total compensation of $225,000. Compensation is inclusive of officers' and staff salaries and pension contributions.

NOTE 12  STOCKHOLDERS' EQUITY - PRIVATE PLACEMENT

         Effective April 21, 1992, pursuant to a private placement, the Company sold 56,304 shares of common stock at a price of $12 per share to accredited investors. Total capital raised was $675,648 less private placement costs of $16,274, including
         $9,660 paid during the six months ended November 30, 1992. Substantially all of the proceeds were used to repurchase the 1,520,000 shares of its $1 par value, 3% Preferred Stock held by the SBA and to make additional investments. The net proceeds received also enabled the Company to obtain additional leverage from the SBA in the form of preferred stock and debentures.

         Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994 were required to amend their certificates of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designee to take such action in the event of the occurrence of certain events of default. Effective November 1994, the Company amended its certificate of incorporation in accordance with the relevant provisions of the SBA regulations.

         The Stockholders' Equity section of the financial statements is presented after giving effect to an amendment to the certificate of incorporation occurring in November 1994.

NOTE 13  RELATED PARTY TRANSACTION

         The Company currently leases office space from a real estate partnership, whose partners consist of certain officers and directors of the Company, for $1,500 per month plus certain extraordinary operating expenses. The lease expires in November 1997 with a minimum annual rental of $18,000.
         Total rental expense under this lease was $18,000, $26,700 and $19,500 for the years ended May 31, 1995, 1994 and 1993, respectively.

         Certain officers and directors of the Company are also shareholders of the Company. Officers'salaries are set by the Board of Directors and are also subject to maximum compensation set by the SBA. For each of the fiscal years ended May 31, 1995, 1994 and 1993, $159,661 in officers'
         salaries, including pension contributions, were paid.

                                     FRESHSTART VENTURE CAPITAL CORP.
                                     NOTES TO THE FINANCIAL STATEMENTS
                                        NOVEMBER 30, 1995 AND 1994


NOTE 14  SIGNIFICANT CONCENTRATION OF CREDIT RISK

         Approximately seventy four (74%) percent of the Company's loan portfolio consists of loans made for the financing and purchase of New York City taxicab medallions and related assets.

NOTE 15  FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

         The Company maintained approximately $96,686 in one bank in excess of amounts that would be insured by the Federal
         Depository Insurance Corporation.

NOTE 16  SUBSEQUENT EVENTS

         The Company filed a registration statement with the Securities and Exchange Commission to sell up to 1,700,000 shares of common stock, at a public offering price of $7.15 per common share, for an aggregate offering price of $12,155,000.

         The Company intends to file an amendment to its certificate of incorporation which will increase the number of authorized shares to 13,000,000 shares of capital stock consisting of 10,000,000 shares of $1 par value, 4% cumulative, 15 year redeemable preferred stock and 3,000,000 shares of $.01 par value, common shares. The financial statements are presented after giving effect to these changes.

         The amended certificate of incorporation will also provide for a 2 for 1 stock split with respect to the Company's shares of common stock, $.01 par value per share, for two shares of common stock, $.01 par value per share. The effect of the amendment will be to increase the 274,172 issued and outstanding shares of common stock to 548,344 shares.


 Note 17 COMMITMENTS AND CONTINGENCIES

         Legal Proceedings - The Company was named as one of a number of defendants in a lawsuit seeking $30 million in compensatory damages and $10 million in punitive damages. The suit alleges that the defendants unlawfully entered the plaintiffs' business premises to repossess $80,000 of commercial washing machines collateralizing loans made to the plaintiffs. The plaintiffs further allege that the defendants wrongfully removed $16,250 in furniture and various equipment from the premises. The other defendants named with the Company filed several motions to dismiss the suit, the most recent of which motions was granted in April 1995
        .As a result of the dismissal of the suit as to those defendants, the Company filed a motion to dismiss the action as to it, which was granted by the court on July 14, 1995. The order dismissing the case as to the Company was signed by the court on August 24, 1995. If the plaintiffs fail to file a Notice of Appeal within 90 days of the Order of Dismissal than the order will terminate the legal proceedings against the Company. Based upon the opinion of the Company's counsel if an appeal is filed management presently believes that the outcome of such proceeding will not have a material adverse effect on the Company. Accordingly, no provision has been made in the Company's financial statements with respect to the assertion against the Company in this claim.

         Minimum future lease obligations on the Company's long term non-cancellable operating lease will total $36,000 over the remaining twenty-four (24) months of the lease term ending November, 1997.


                                           FRESHSTART VENTURE CAPITAL CORP.
                                              SUPPLEMENTARY INFORMATION
                                          SELECTED PER SHARE DATA AND RATIOS
                                 FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995 AND
1994
                           AND THE FIVE YEARS ENDED MAY 31, 1995, 1994, 1993,
1992 AND 1991


        For the Six Months Ended
                                            For the Five Years Ended May 31,
                November
                                      1991      1992      1993      1994
1995          1994      1995

Per Share Data
Investment Income                   $ 3.17    $ 2.55    $ 2.01    $ 1.90    $
1.83        $  .93     $.91
Investment Expenses                  (2.14)    (1.82)    (1.20)    (1.23)
(1.21)          .61      .59
                                     _____     _____     _____     _____
_____         ______
Net Investment Income                 1.03       .73       .81       .67
 .62           .32      .32

Net Realized and Unrealized Gains
  and Losses on Securities            (.12)     (.29)     (.15)     (.14)
-           (.02)        -

Private Placement Costs                -          -       (.02)       -
-             -          -

Gain on Preferred Stock Buy Back       -          -        .61        -
-             -          -

Dividends - Common Stock              (.78)     (.35)     (.60)     (.48)
(.54)         (.24)       (.18)
Dividends - Preferred Stock           (.12)     (.05)     (.05)     (.05)
(.08)         (.02)       (.05)

Sale of Common Stock                    -        1.24       -         -
-             -          -
                                      _____     _____     _____     _____
_____         _____
_____

Net Increase/Decrease
  in Net Asset Value                    .01      1.28       .60
             .04          .09
Net Asset Value - Beginning of Period  3.89      3.90      5.18      5.78
5.78         5.78        5 .78
                                      _____     _____     _____     _____
_____        _____        _____

Net Asset Value - End of Year        $ 3.90    $ 5.18(1) $ 5.78(1) $ 5.78(1) $
5.78(1)    $ 5.82(1)  $  5.87(1)
                                      =====     =====     =====     =====
=====        =====   =====
Net Asset Value - End of Year
Excluding Retained Earnings (2)      $ 3.91    $ 5.75(1) $ 5.75(1) $ 5.75(1) $
5.75(1)    $ 5.75(1)  $5.75(1)
                                      =====     =====     =====     =====
=====        =======    ===
Ratios
Ratio of Expenses to
  Average Net Assets                  54.9%     45.8%     24.3%     21.3%
20.9%        10.5%      10.2%
                                     =====     =====     =====     =====
=====         ===== =====
Ratio of Net Income to Average
 Net Assets                           11.7%      5.6%     10.4%      9.3%
10.6%         5.6%       5.6%
                                     =====     =====     =====     =====
=====         =====  =====
Weighted Average of Common Shares
  Outstanding                      394,000   428,866   548,344    548,344
548,344       548,344       548,344

(1) The net asset value includes the unamortized portion of the realized gain from the repurchase of the three (3%) percent preferred stock and the undistributed retained earnings at the end of the period.
     The unamortized balance remaining in the restricted capital account as of November 30, 1995 is
     $477,499.

(2)  Excluded undistributed retained earnings at the end of the period.


                                                         F-16

FRESHSTART VENTURE CAPIATL CORP.
SUPPLEMENTAL SCHEDULES
NOVEMBER 30, 1995


SCHEDULE I - LOANS RECEIVABLE

 Balance
Type of loans                Number of    Interest Rate   Maturity Date
Outstanding
______________                 Loans
November 30, 1995
                             ---------    -------------  --------------
---------------------

NYC Taxi Medallions              145      10.00%-15.00%      1-7 years
  $6,464,901
Services                           1      14.50%-15.00%      1-7 years
      95,000
Auto Repair                        9      10.00%-15.00%      1-4 years
     701,113
Auto Dealership                    1      12.00%               1 year
      72,434
Renovation and Construction        1      10.50%               5 years
     134,852
Retail Establishment               4      11.25%-15.50%      1-4 year
     316,757
Restaurant                         3       9.00%-15.00%        1 year
     250,205
Gasoline Servive Station           3       9.375%-10.00%       1 year
     307,317
Manufacturing                      1      15.00%               1 year
     151,572
Laundromat and Dry Cleaners        3      12.00%-15.00%      1-4 years
     100,141
Medical Offices                    2      11.63%-15.00%      1-3 years
     119,005
Video Rental                       1      14.00%               6 years
      20,565
                                 ---
   ---------
Total                            174
  $8,733,862
                                 ===
   ==========

Substantially all of the above loans are collateralized by either NYC Taxi
Medallions
or real estate holdings.






        SCHEDULE VII- SHORT TERM BORROWINGS

Short term borrowing activities for the periods presented were as follows:

                               Weighted   Maximum Amount     Average Amount
Category of      Balance End   Average    Outstanding        Outstanding
Borrowing        of Period     Interest   During Period      During Period (1)
----------       -----------   Rate       ---------------    -----------------
May 31, 1993     $334,488      7.63%      $2,650,000         $ 951,800
May 31, 1994     $ 34,488      7.63%      $  634,489         $ 280,322
May 31, 1995     $  5,000      9.45%      $   34,489         $  17,361
Nov 30, 1994     $  5,000      9.11%      $   34.489         $  29,574
Nov 30, 1995     $  5,000      9.31%      $  205,000         $  25,879

(1) Computed based on weighted average of amount outstanding during the period.

                              F-15






















                                         FRESHSTART VENTURE CAPITAL CORP.
                                         STATEMENTS OF FINANCIAL POSITION


                                                      ASSETS

                                                               May 31,
         November 30,
                                                         1994          1994
      1994         1995


Loans Receivable - Long-Term Portion (Notes 2 and 3)   $7,907,157   $8,313,042
    $8,334,442   $8,733,862
Less Unrealized Depreciation On Loans Receivable(Note 3)
                                                         (178,159)    (180,558)
      (180,558)    (180,558)
                                                        _________   __________
     _________    _________

                                                        7,728,998    8,132,484
     8,153,884    8,553,304
Less:  Current Maturities - Loans Receivable            1,183,510    1,140,416
     1,250,166    1,282,996
                                                       __________   __________
     __________   _________

Total Loans Receivable - Net Of Current Maturities      6,545,488    6,992,068
     6,903,718    7,270,308
                                                       __________   __________
     __________   __________

Assets Acquired In Liquidation of Loans Receivable        161,631       13,344
        12,631       13,344
                                                       ----------   ----------
     ----------   ----------
CURRENT ASSETS
Cash (Note 15)                                            469,885      745,359
       804,280      214,973
Accrued Interest (Notes 2 and 3)                           86,512       71,497
        71,178       89,913
Current Maturities - Loans Receivable                   1,183,510    1,140,416
     1,250,166    1,282,996
Prepaid Expenses and Other Assets                          44,339      236,088
       205,234      273,750
                                                       __________   __________
    __________   __________

Total Current Assets                                    1,784,246    2,193,360
     2,330,858    1,861,632
                                                       __________   __________
    __________   ___________

Fixed Assets - Net of Accumulated Depreciation
  of $10,852, $11,255 and $14,328, Respectively
  (Note 2)                                                  2,906        3,614
         4,045       23,599
                                                       __________   __________
    __________   __________

Total Assets                                           $8,494,271   $9,202,386
    $9,251,252   $9,168,883
                                                       ==========   ==========
    ==========   ==========





                         See Accompanying Notes to the Financial Statements

                                                       F-3




                                         FRESHSTART VENTURE CAPITAL CORP.
                                         STATEMENTS OF FINANCIAL POSITION


                                       LIABILITIES AND STOCKHOLDERS' EQUITY

                                                               May 31,
           November 30,
                                                        1994            1995
      1994             1995


LONG TERM DEBT:
Debentures Payable to SBA (Note 6)                   $4,340,000
$4,340,000    $4,340,000      $4,346,000
4% Cumulative, 15 Year Redeemable Preferred Stock       650,000
1,410,000     1,410,000       1,410,000
                                                     __________
__________    __________      __________

Total Long Term Debt                                  4,990,000
5,750,000     5,750,000       5,770,000
                                                     __________
__________    __________      __________

CURRENT LIABILITIES

Loans Payable - Line Of Credit (Note 5)                  34,488
5,000         5,000           5,000
Accrued Interest                                        117,666
128,330       128,775         127,631
Other Current Liabilities                                36,488
37,512        30,261          31,761
Dividends Payable (Note 9)                              144,603
112,802       144,603          14,100
                                                     __________
__________     _________      __________

Total Current Liabilities                               333,245
283,644       308,639         178,492
                                                     __________
__________     _________      __________

Total Liabilities                                     5,323,245
6,033,644     6,058,639       5,948,492
                                                     __________
__________     _________      __________

Commitments and Contingincies (Notes 14, 15, and 17)     -                -
         -               -

STOCKHOLDERS' EQUITY
4% Cumulative, 15 year Redeemable Preferred Stock-$1 Par
 Value:  5,000,000 Shares Authorized, 650,000 and
 1,410,000 Shares Issues and Outstanding, respectively
  (See Long Term Debt)(Note 7)                           -                -
         -               -

3% Cumulative Preferred Stock-$1 Par Value: 1,520,000
  Shares Authorized, No Shares issued or Outstanding
  (Note 8)                                               -                -
         -               -

Common Stock - $.01 Par Value:  1,000,000 Shares
  Authorized, 548,344 Shares Issued and Outstanding
  (Note 12)                                            5,483             5,483
        5,483           5,483

Additional Paid In Capital (Note 8)                2,385,601         2,576,601
    2,481,101       2,672,102

Retained Earnings                                     15,944            13,660
       37,531          65,307

Restricted Capital - Realized Gain On Redemption
  (Note 8)                                           763,998           572,998
      668,498         477,499
                                                   _________         _________
    _________       __________

Total Stockholders' Equity                         3,171,026         3,168,742
    3,192,613       3,220,391
                                                   _________         _________
    __________      __________

Total Liabilities and Stockholders' Equity        $8,494,271        $9,202,386
   $9,251,252      $9,168,883
                                                  ==========        ==========
   ==========      ==========
Net Assets Per Share                              $   5.78          $   5.78
   $  5.91         $  5.88
                                                  ==========        ==========
   ==========      ==========

                          See Accompanying Notes to the Financial Statements
                                                      F-4


                                         FRESHSTART VENTURE CAPITAL CORP.
                                             STATEMENTS OF OPERATIONS

                                                             Years Ended
        Six Months Ended
                                                               May 31,
           November 30,
                                                       1994             1995
      1994            1995

REVENUE:
Interest Earned On Outstanding Receivables          $1,033,638       $  996,534
    $503,528         $500,412
Interest Income - Idle Funds                             9,433            8,750
       5,987            3,949
                                                    __________       __________
    _________        ________

Total Revenue (Note 2)                               1,043,071        1,005,284
     509,515          504,361
                                                    __________       __________
    _________        ________

EXPENSES:
Interest                                               315,213          322,806
     156,479          159,411
Professional Fees                                       62,629           45,415
      22,212           23,953
Officers' Salaries (Notes 11 and 13)                   145,146          145,146
      72,573           72,573
Other Salaries (Note 11)                                35,586           35,472
      18,074           15,215
Other Operating Expenses                                90,958           89,353
      48,572           40,282
Pension Expense (Notes 10 and 11)                       18,073           17,942
       8,921            8,591
Depreciation and Amortization (Note 2)                   5,605            5,999
       2,871            4,353
                                                    __________      ___________
    ________         ________

Total Expenses                                         673,210          662,133
     329,702          324,378
                                                    __________      ___________
    ________         ________

Net Investment Income                                  369,861          343,151
     179,813          179,983

Unrealized Depreciation in Value of
  Investments (Notes 2 and 3)                           78,161            2,399
      11,880             -
                                                    __________       __________
     ________        _________

                                                       291,700          340,752
     167,933          179,983
PROVISION FOR TAXES:
Current Income Taxes                                       985            1,836
       1,743            1,433
                                                    __________
___________    _________        ________

Net Income                                           $ 290,715        $ 338,916
    $166,190         $178,550
                                                    ==========
===========    ==========       =========

Earnings Per Share Of Common Stock (Note 2)          $  .48           $  .54
     $  .28          $  .28
                                                    ==========
===========    ==========       =========
Dividends Paid Per Share Of Common Stock             $  .48           $  .54
     $  .24          $  .18
                                                    ==========
===========    ==========       =========
Weighted Average Shares Of Common Stock
  Outstanding                                         548,344          548,344
      548,344         548,344
                                                    ==========
===========    ==========       =========



                          See Accompanying Notes to the Financial Statements
                                                       F-5


                                         FRESHSTART VENTURE CAPITAL CORP.
                                        STATEMENT OF STOCKHOLDERS' EQUITY

                                                          Years Ended
   Six Months Ended
                                                             May 31,
      November 30,
                                                       1994          1995
  1994          1995
3% Cumulative Preferred Stock - $1 Par
 Value:  1,520,000 Shares Authorized,
 None issued or Outstanding                        $   -           $   -
$    -         $    -
                                                   __________      _________
__________     ___________


4% Cumulative, 15 Year Redeemable Preferred
  Stock - $1 Par Value:  5,000,000 Authorized,
  650000 and 1,410,000 Shares Issued
  and Outstanding (See Long Term Debt) (Note 7)        -               -
     -              -


                                                   __________      _________
___________    ____________
Common Stock - $.01 Par Value: 1,000,000
  Shares Authorized, 548,344 Shares
  Issued and Outstanding                             5,483           5,483
    5,483          5,483
                                                 _________       _________
___________    ____________

Additional Paid In Capital-Beginning Of Period   2,194,602       2,385,601
2,385,601      2,576,601
Amortization Of Restricted Capital (Note 8)        190,999         191,000
   95,500         95,501
                                                 _________       _________
___________     __________
Additional Paid In Capital-End Of Period         2,385,601       2,576,601
2,481,101      2,672,102
                                                __________       _________
___________     __________
Retained Earnings
Balance, Beginning Of Period                        14,435          15,944
   15,944         13,660
Net Income                                         290,715         338,916
  166,190        178,550
Dividends Paid and Accrued                       ( 289,206)      ( 341,200)
( 144,603)     ( 126,903)
                                                __________       _________
__________      _________
Balance, End Of Period                              15,944          13,660
   37,531         65,307
                                                __________       _________
__________      _________
Restricted Capital
Gain On Redemption of 3% Preferred Stock           954,997         763,998
  763,998        572,998
Amortization Of Gain                              (190,999)       (191,000)
 ( 95,500)      ( 95,499)
                                                __________       _________
__________      __________
Balance, End Of Period (Note 8)                    763,998         572,998
  668,498        477,499
                                                __________       _________
___________     __________

Total Stockholders' Equity                      $3,171,026      $3,168,742
$3,192,613     $3,220,391
                                                ==========      ==========
==========     ==========






                         See Accompanying Notes to the Financial Statements
                                                       F-6





                                         FRESHSTART VENTURE CAPITAL CORP.
                                             STATEMENTS OF CASH FLOWS

                                                          Years Ended
    Six Months Ended
                                                             May 31,
       November 30,
                                                      1994            1995
   1994           1995

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Net Income                                          $290,715        $338,916
$166,190        $178,550
Depreciation and Amortization                          5,605           5,999
   2,870           4,353
Provision For Losses On Loans Receivable              78,161           2,399
  11,880             -
Decrease (Increase) In Accrued Interest               31,540          15,015
  15,334        ( 18,416)
Decrease (Increase) In Other Assets                 (  8,346)       (195,878)
(162,959)       ( 40,409)
Increase (Decrease) In Accrued Liabilities          (201,386)       ( 20,113)
 149,485        (  6,450)
Dividends Paid and Accrued                          (289,206)       (341,200)
(289,206)       (225,604)
                                                    _________       _________
_________       _________

Net Cash Provided (Used) By Operating Activities    ( 92,917)       (194,862)
(106,406)       (107,976)
                                                    _________       _________
_________       _________

CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES:
Increase In Loans Receivable                      (3,179,900)     (3,626,250)
(2,178,000)     (2,244,750)
Repayment Of LoansReceivable                       3,497,946       3,259,799
1,776,116         490,760
Increase In Loan Participations                       66,000         125,000
  50,000       1,342,500
Repayment Of Loan Participations                  (  180,689)     (  164,434) (
 101,967)     (    9,330)
Increase In Fixed Assets                          (    1,475)     (    2,578) (
   1,945)     (   21,592)
Decrease (Increase) In Assets Acquired In
 Liquidation                                      (  167,510)        148,287
 166,085             -
                                                  __________      __________
_________      ___________

Net Cash Provided (Used) By Investing Activities      34,372      (  260,176)
(289,711)     (  442,412)
                                                  __________      __________
__________     ___________

CASH FLOWS (USED) PROVIDED BY FINANCING ACTIVITIES
Decrease In Line Of Credit                        ( 300,000)      (   29,488)
(29,488)          -
(Decrease) In Restricted Capital                  ( 190,999)      (  191,000)
(95,500)      (   95,499)
Increase In Debentures Payable TO SBA                  -                -
     -            20,000
Sale Of 4% Preferred Stock                             -             760,000
760,000           -
Increase In Additional Paid In Capital              190,999          191,000
 95,500           95,501
                                                  _________       __________
________      ___________

Net Cash (Used) Provided by Financing Activities  ( 300,000)         730,512
730,512           20,002
                                                  _________       __________
_______       ___________

Net Increase (Decrease) In Cash                   ( 358,545)         275,474
334,395        ( 530,386)

Cash Balance, Beginning Of Period                   828,430          469,885
469,885          745,359
                                                  _________       __________
_________       __________

Cash Balance, End Of Period                       $ 469,885       $  745,359
$804,280        $ 214,973
                                                  =========       ==========
=========       ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash Paid Dring The Period For:

Interest                                         $274,258          $ 312,142
$145,370        $ 160,555
                                                 ========          =========
========        =========

Taxes                                            $    935          $   1,836
$  1,743        $   1,433
                                                 ========          =========
========        =========










                         See Accompanying Notes to the Financial Statements
                                                       F-7